UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☒	Soliciting Material Pursuant to §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

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Filed by Mellanox Technologies, Ltd. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Mellanox Technologies, Ltd.

Commission File No. of Subject Company: 001-33299

March 11, 2019

Dear Mellanox Employees,

Today we announced that we have signed a definitive agreement to be acquired by NVIDIA.

We are excited to join forces with NVIDIA, which we believe is the best outcome for both of our companies. The future of computing is based on holistic innovation across the entire technology stack, from computing to networking to storage. Combining our two companies is a natural extension of our existing partnership and a great fit given our common performance-driven cultures.

We have built Mellanox based on technical excellence, innovation and staying nimble even as we’ve grown, and NVIDIA is an excellent match for us. Combining our companies will be good for our customers, who will benefit from accelerated innovation, good for our partners, who will benefit from optimized solutions across the entire computing and networking stack, and good for our employees, who will have new growth opportunities while becoming part of one of the largest semiconductor companies in the world.

Mellanox will be a critical part of NVIDIA’s strategy to develop deep technical and operational expertise worldwide and specifically in Israel. The current plan is to keep the Mellanox team focused on our roadmap, with more resources and more projects. The combination of our products and technologies will enable us to address additional markets and grow revenues faster. Additional career opportunities will become available within the now larger and broader company.

This transaction is expected to close after we receive the necessary regulatory approvals and the approval of Mellanox’s shareholders and after the expiration of certain waiting periods imposed by law. Although we will promptly begin planning the integration of the two companies, NVIDIA and Mellanox will continue to operate as separate businesses until the transaction is completed, and you are expected to continue to work as usual.

Both teams will work for the benefit of our employees and make one united and great team.

I want to thank all you, our dear employees, for building a truly great company. We started Mellanox 20 years ago, with the goal to build a company that could deliver world- class interconnect products and technology to the most sophisticated and demanding customers in the world. I want to thank you for enabling us to achieve this goal, and become a highly profitable, market leader in data center interconnects. This is just the beginning and we are excited to see NVIDIA and Mellanox grow together.

If you have any questions, please reach out to me, your manager, or HR and we will try to address them as soon as possible.

Sincerely yours,

Eyal Waldman

President and CEO

Mellanox Technologies

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Mellanox and NVIDIA. In connection with the proposed transaction, Mellanox plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its shareholders a proxy statement and other relevant documents regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. MELLANOX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY MELLANOX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders may obtain a free copy of the proxy statement and other documents Mellanox files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Mellanox makes available free of charge at ir.mellanox.com, copies of materials it files with, or furnishes to, the SEC or by directing a request to Investor Relations, c/o Mellanox Technologies Ltd., Hakidma 26, Ofer Industrial Park, Yokneam, Israel, 2069200 or by emailing at ir@mellanox.com.

Participants in the Solicitation

Mellanox and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Mellanox’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Mellanox’s directors and executive officers in Mellanox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019, and its definitive proxy statement for the 2019 annual meeting of shareholders when it is filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Mellanox’s website at ir.mellanox.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, Mellanox’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of Mellanox and the receipt of certain governmental and regulatory approvals, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iii) the effect of the announcement or pendency of the proposed transaction on Mellanox’s business relationships, operating results and business generally, (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (v) risks related to diverting management’s attention from Mellanox’s ongoing business operations (vi) the outcome of any legal proceedings that may be instituted against Mellanox related to the merger agreement or the proposed transaction; (vii) unexpected costs, charges or expenses resulting from the proposed transaction; and (viii) other risks described in Mellanox’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. Mellanox undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.